As filed with the Securities and Exchange Commission on May 7, 2019
Registration No. 333-230018
_________________________________________________________________________________________________________________
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
PRE-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
_________________
CENTURY ALUMINUM COMPANY*
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-3070826 (IRS Employer Identification No.)
*See Table of Additional Registrants
One South Wacker Drive, Suite 1000
Chicago, Illinois 60606
(312) 696-3101
(Address: including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
Jesse E. Gary
Executive Vice President, Chief Operating Officer, General Counsel and Secretary
Century Aluminum Company
One South Wacker Drive, Suite 1000
Chicago, Illinois 60606
(312) 696-3101
(Name, address, including zip code, and telephone number, including area code, of agent of service)
With a copy to:
John T. Blatchford
Christopher G. Barrett
Casey C. Hicks
Vedder Price P.C.
222 N. LaSalle Street
Chicago, Illinois 60601
(312) 609-7500
Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.
If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, check the following box. ☐
If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒
If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
(cont’d on next page)

(cont’d from previous page)
If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See definitions of “large accelerated filer,” “accelerated filer” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
Century Aluminum Holdings, LLC	Delaware	20-0978660
Century Aluminum Sebree LLC	Delaware	46-2657599
Century Aluminum of Kentucky General Partnership	Kentucky	31-1651182
Century Aluminum of Kentucky LLC	Delaware	61-1385742
Century Aluminum of South Carolina, Inc.	Delaware	94-2487215
Century Anodes US, Inc.	California	80-0802557
Century California LLC	Delaware	20-8077431
Century Kentucky, Inc.	Delaware	61-1385743
Century Louisiana, Inc.	Delaware	83-0413091
Century Marketer LLC	Delaware	46-2119242
Hancock Aluminum LLC	Delaware	43-2005628
Metalsco, LLC	Georgia	58-2020519
Mt. Holly Commerce Park, LLC	South Carolina	57-1091559
NSA General Partnership	Kentucky	51-0562317
Skyliner, LLC	Delaware	58-1943987
Address, including zip code and telephone number, of each additional registrant’s principal executive offices: One South Wacker Drive, Suite 1000, Chicago, Illinois 60606; (312) 696-3101.

Explanatory Note
Century Aluminum Company (the “Registrant”) is filing this Amendment No. 1 to its Registration Statement on Form S-3 (File No. 333-230018) as an exhibit-only filing for the sole purpose of filing an updated auditor consent as Exhibit 23.1. This Amendment No. 1 does not modify any provision of the prospectus that forms a part of the Registration Statement. Accordingly, this Amendment No. 1 consists of only the facing page, this Explanatory Note and Part II of the Registration Statement.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14. Other Expenses of Issuance and Distribution
The following is an estimate, subject to future contingencies of the expenses to be incurred by Century Aluminum Company in connection with the issuance and distribution of the securities being registered:

Amount to be Paid
SEC registration fee	$36,360*
Legal fees and expenses	**
Trustee fees and expenses	**
Accounting fees and expenses	**
Printing fees	**
Rating agency fees	**
Miscellaneous	**
Total	$**
_____________

*	An indeterminate aggregate principal amount or number of the securities of each identified class is being registered.

**	These fees and expenses are calculated based on the type and amount of securities offered and accordingly cannot be estimated at this time.

Item 15. Indemnification of Directors and Officers
California
Century Anodes US, Inc. is incorporated under the California Corporations Code.
Section 317 of the California Corporations Code provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any proceeding, other than in an action by or on behalf of the corporation to obtain a judgment in its favor, because such person is or was an agent of the corporation (as defined in Section 317(a) of the California Corporations Code), against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. In the case of suits by or on behalf of a corporation to obtain a judgment in its favor, a corporation has may indemnify any person who was or is a party or is threatened to be made a party to such proceeding because such person is or was an agent of the corporation, against expenses actually and reasonably incurred in connection with the proceeding if the person acted in good faith in a manner the person believed to be in the best interests of the corporation and its shareholders, except that no such indemnification may be made for claims as to which the person shall have been adjudged to be liable to the corporation in the performance of that person’s duty to the corporation and its shareholders, unless and only to the extent a court determines otherwise. A corporation may advance expenses incurred in defending any proceeding upon the receipt of an undertaking to repay the amount advanced if it is ultimately determined that the agent is not entitled to indemnification. A corporation may purchase and maintain insurance on behalf of any agent against liability arising out of such agent’s capacity or status, whether or not the corporation would have the power to indemnify such person against such liability.
The bylaws of Century Anodes US, Inc. provide that the company shall indemnify any person made a party to any proceeding (other than an action by or in the right of the company) by reason of the fact that such person is or was an agent of the company against expenses incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the company and, in the

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case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. In certain circumstances, the company shall indemnify any person made a party to any action by or in the right of the company by reason of the fact that such person is or was an agent of the company against expenses incurred in connection with such proceeding if such person acted in good faith, in a manner such person believed to be in the best interests of the company and its shareholders.
Delaware
Century Aluminum Company, Century Aluminum of South Carolina, Inc., Century Kentucky, Inc. and Century Louisiana, Inc. are incorporated under the DGCL.
Section 102(b)(7) of the DGCL provides that a certificate of incorporation may contain a provision to limit the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability: (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL providing for liability of directors for unlawful payment of dividends or unlawful stock purchase or redemption, or (4) for any transaction from which the director derived an improper personal benefit. The certificate of incorporation of Century Aluminum Company provides for such limitation of liability.
Section 145 of the DGCL provides that a corporation may indemnify any person, including officers and directors, who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of such corporation, as a director, officer, employee or agent of another corporation. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such officer, director, employee or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests and, for criminal proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in defense of any action referred to above, the corporation must indemnify him against the expenses that such officer or director actually or reasonably incurred.
The certificate of incorporation and bylaws of Century Aluminum Company provide for indemnification to fullest extent permitted by Section 145 of the DGCL of all persons who we have the power to indemnify under such section. In addition, we maintain officers’ and directors’ liability insurance, which insures against liabilities that our officers and directors may incur in such capacities.
The bylaws of Century Aluminum of South Carolina, Inc. provide that any eligible person who has been successful with respect to any claim shall be reimbursed by the company for such person’s reasonable expense. In addition, any eligible person who has been partially unsuccessful shall be reimbursed for his reasonable expense and for any liability upon a finding that he acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the company and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

Century Aluminum Holdings, LLC, Century Aluminum Sebree LLC, Century Aluminum of Kentucky LLC, Century California LLC, Century Marketer LLC, Hancock Aluminum LLC and Skyliner, LLC are organized under the Delaware Limited Liability Company Act.
Section 108 of the Delaware Limited Liability Company Act provides that a limited liability company has the power to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands.

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Each of the operating agreements of Century Aluminum Holdings, LLC, Century Aluminum Sebree LLC, Century California LLC, Century Marketer LLC, Hancock Aluminum LLC and Skyliner, LLC provides that the company shall indemnify each member, manager and officer of the company to the fullest extent permitted by Delaware law.
The operating agreement of Century Aluminum of Kentucky LLC provides that the company shall indemnify any person made a party to any proceeding (other than an action by or in the right of the company) by reason of the fact that such person is or was a member, manager, employee or agent of the company against expenses incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the company and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful. In certain circumstances, the company shall indemnify any person made a party to any action by or in the right of the company by reason of the fact that such person is or was a member, manager, employee or agent of the company against expenses incurred in connection with such proceeding if such person acted in good faith, in a manner such person believed to be in or not opposed to the best interests of the company.
Georgia
Metalsco, LLC is organized under the Georgia Limited Liability Company Act.
Section 306 of the Georgia Limited Liability Company Act provides that, subject to such standards and restrictions, if any, as are set forth in the articles of organization or a written operating agreement, a limited liability company may indemnify any member or manager or other person from and against any and all claims and demands whatsoever arising in connection with the limited liability company. A limited liability company may not indemnify any member or manager for any liability (1) for intentional misconduct or a knowing violation of law, or (2) for any transaction for which the person received a personal benefit in violation or breach of any provision of a written operating agreement.
The operating agreement of Metalsco, LLC provides that the company shall indemnify each member, manager and officer of the company to the fullest extent permitted by Georgia law.
Kentucky
Century Aluminum of Kentucky General Partnership and NSA General Partnership are organized under the Kentucky Revised Uniform Partnership Act.
Section 401 of the Kentucky Revised Uniform Partnership Act provides that a partnership shall reimburse a partner for payments made and indemnify a partner for liabilities incurred by the partner in the ordinary course of the business of the partnership or for the preservation of its business or property.
South Carolina
Mt. Holly Commerce Park, LLC is organized under the South Carolina Uniform Limited Liability Company Act.
Section 403 of the South Carolina Uniform Limited Liability Company Act provides that a limited liability company shall indemnify a member or manager for payments made and indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property.
The operating agreement of Mt. Holly Commerce Park, LLC provides that the company shall indemnify the members of the company to the fullest extent permitted by South Carolina law.

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Item 16. Exhibits
The following Exhibits are filed as part of this Registration Statement:

1.1*	Form of Underwriting Agreement.
1.2*	Form of Agency Agreement.
1.3*	Form of Distribution Agreement.
4.1	Amended and Restated Certificate of Incorporation of Century Aluminum Company (incorporated by reference to Exhibit 3.1 to Century Aluminum’s Quarterly Report on Form 10‑Q filed on November 9, 2012).
4.2	Amended and Restated Bylaws of Century Aluminum Company (incorporated by reference to Exhibit 3.1 to Century Aluminum’s Current Report on Form 8‑K filed on September 18, 2012).
4.3	Amendment No. 1 to Amended and Restated Bylaws of Century Aluminum Company (incorporated by reference to Exhibit 3.1 to Century Aluminum’s Current Report on Form 8‑K filed on December 14, 2015).
4.4	Form of Stock Certificate (incorporated by reference to Exhibit 4.1 to Century Aluminum’s Annual Report on Form 10-K filed on February 28, 2018).
4.5
Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock of Century Aluminum Company, dated July 7, 2008. (incorporated by reference to Exhibit 3.1 to Century Aluminum's Current Report on Form 8-K filed July 8, 2008).

4.6
Indenture for Century Aluminum Company’s 7.5% Senior Secured Notes due 2021, dated as of June 4, 2013, by and among Century Aluminum Company as issuer and Wilmington Trust, National Association as trustee and noteholder collateral agent (incorporated by reference to Exhibit 4.1 to Century Aluminum’s Current Report on Form 8‑K filed on June 10, 2013).

4.7
First Supplemental Indenture, dated December 18, 2014, for Century Aluminum Company’s 7.5% Senior Secured Notes due 2021, by and among Century Aluminum Company as issuer and Wilmington Trust, National Association as trustee and noteholder collateral agent (incorporated by reference to Exhibit 4.10 to Century Aluminum’s Annual Report on Form 10‑K filed on March 2, 2015).

4.8
Form of Note for the Indenture for Century Aluminum Company’s 7.5% Senior Secured Notes due 2021, dated as of June 4, 2013, between Century Aluminum Company as issuer and Wilmington Trust Company, as trustee and noteholder collateral agent (included as Exhibit A to Exhibit 4.6 above).

4.9	Form of Senior Indenture of Century Aluminum Company (incorporated by reference to Exhibit 4.5 to Century Aluminum’s Registration Statement on Form S‑3 filed on November 7, 2014).
4.10	Form of Subordinated Indenture of Century Aluminum Company (incorporated by reference to Exhibit 4.6 to Century Aluminum’s Registration Statement on Form S‑3 filed on November 7, 2014).
4.11*	Form of Designating Amendment for Preferred Stock.
4.12*	Form of Preferred Stock Certificate.
4.13*	Form of Deposit Agreement.
4.14*	Form of Depositary Receipt Certificate.
4.15*	Form of Warrant Agreement.
4.16*	Form of Warrant Certificate.
4.17*	Form of Subscription Rights Agreement, including form of Rights Certificate.
4.18*	Form of Stock Purchase Contract.
4.19*	Form of Unit Agreement.
5.1††	Opinion of Vedder Price P.C.
23.1†	Consent of Deloitte & Touche LLP.
23.2††	Consent of Vedder Price P.C. (included in Exhibit 5.1).
24.1††	Powers of Attorney
25.1**
Form T‑1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Senior Indenture of Century Aluminum Company (to be filed prior to any issuance of senior debt securities).

25.2**
Form T‑1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Subordinated Indenture of Century Aluminum Company (to be filed prior to any issuance of subordinated debt securities).

*	To be filed by amendment or as an exhibit to a document incorporated by reference into the Registration Statement.

**	To be filed, if necessary, in accordance with the requirements of Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.

†	Filed herewith.
††    Previously filed

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 7, 2019

Century Aluminum Company
By:	/s/ MICHAEL A. BLESS
Michael A. Bless
President, and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

*	Director	May 7, 2019
Jarl Berntzen
*	Director	May 7, 2019
Errol Glasser
*	Director	May 7, 2019
Wilhelm van Jaarsveld
*	Director	May 7, 2019
Andrew Michelmore
/s/ MICHAEL A. BLESS	President and Chief Executive Officer and Director (Principal Executive Officer)	May 7, 2019
Michael A. Bless
/s/ CRAIG C. CONTI	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	May 7, 2019
Craig C. Conti
/s/ ELISABETH INDRIANI	Global Controller (Principal Accounting Officer)	May 7, 2019
Elisabeth Indriani
*By: /s/ JESSE E. GARY		May 7, 2019
Jesse E. Gary, As Attorney-in-fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 7, 2019.

CENTURY ALUMINUM HOLDINGS, LLC
By:	/s/ JESSE. E. GARY
Jesse E. Gary
President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JESSE E. GARY	President and Director (Principal Executive Officer)	May 7, 2019
Jesse E. Gary
/s/ CRAIG C. CONTI	Vice President and Director (Principal Financial Officer)	May 7, 2019
Craig C. Conti
/s/ ELISABETH INDRIANI	Global Controller (Principal Accounting Officer)	May 7, 2019
Elisabeth Indriani

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 7, 2019.

CENTURY ALUMINUM SEBREE LLC
By:	/s/ JESSE. E. GARY
Jesse E. Gary
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JESSE E. GARY	President and Director (Principal Executive Officer)	May 7, 2019
Jesse E. Gary
/s/ CRAIG C. CONTI	Vice President and Director (Principal Financial Officer)	May 7, 2019
Craig C. Conti
/s/ ELISABETH INDRIANI	Global Controller (Principal Accounting Officer)	May 7, 2019
Elisabeth Indriani

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 7, 2019.

CENTURY ALUMINUM OF KENTUCKY GENERAL PARTNERSHIP
By: Metalsco, LLC, Managing General Partner
By:	/s/ JESSE. E. GARY
Jesse E. Gary
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JESSE E. GARY	President and Manager, Metalsco, LLC, Managing General Partner (Principal Executive Officer)	May 7, 2019
Jesse E. Gary
/s/ CRAIG C. CONTI	Vice President and Manager, Metalsco, LLC, Managing General Partner (Principal Financial Officer)	May 7, 2019
Craig C. Conti
/s/ ELISABETH INDRIANI	Global Controller, Metalsco, LLC, Managing General Partner (Principal Accounting Officer)	May 7, 2019
Elisabeth Indriani

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 7, 2019.

CENTURY ALUMINUM OF KENTUCKY LLC
By:	/s/ JESSE. E. GARY
Jesse E. Gary
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JESSE E. GARY	President and Director (Principal Executive Officer)	May 7, 2019
Jesse E. Gary
/s/ CRAIG C. CONTI	Vice President and Director (Principal Financial Officer)	May 7, 2019
Craig C. Conti
/s/ ELISABETH INDRIANI	Global Controller (Principal Accounting Officer)	May 7, 2019
Elisabeth Indriani

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 7, 2019.

CENTURY ALUMINUM OF SOUTH CAROLINA, INC.
By:	/s/ JESSE. E. GARY
Jesse E. Gary
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JESSE E. GARY	President and Director (Principal Executive Officer)	May 7, 2019
Jesse E. Gary
/s/ CRAIG C. CONTI	Vice President and Director (Principal Financial Officer)	May 7, 2019
Craig C. Conti
/s/ ELISABETH INDRIANI	Global Controller (Principal Accounting Officer)	May 7, 2019
Elisabeth Indriani

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 7, 2019.

CENTURY ANODES US, INC.
By:	/s/ JESSE. E. GARY
Jesse E. Gary
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JESSE E. GARY	President and Director (Principal Executive Officer)	May 7, 2019
Jesse E. Gary
/s/ CRAIG C. CONTI	Vice President and Director (Principal Financial Officer)	May 7, 2019
Craig C. Conti
/s/ ELISABETH INDRIANI	Global Controller (Principal Accounting Officer)	May 7, 2019
Elisabeth Indriani

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 7, 2019.

CENTURY CALIFORNIA, LLC
By:	/s/ JESSE. E. GARY
Jesse E. Gary
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JESSE E. GARY	President and Director (Principal Executive Officer)	May 7, 2019
Jesse E. Gary
/s/ CRAIG C. CONTI	Vice President and Director (Principal Financial Officer)	May 7, 2019
Craig C. Conti
/s/ ELISABETH INDRIANI	Global Controller (Principal Accounting Officer)	May 7, 2019
Elisabeth Indriani

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 7, 2019.

CENTURY KENTUCKY , INC.
By:	/s/ JESSE. E. GARY
Jesse E. Gary
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JESSE E. GARY	President and Director (Principal Executive Officer)	May 7, 2019
Jesse E. Gary
/s/ CRAIG C. CONTI	Vice President and Director (Principal Financial Officer)	May 7, 2019
Craig C. Conti
/s/ ELISABETH INDRIANI	Global Controller (Principal Accounting Officer)	May 7, 2019
Elisabeth Indriani

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 7, 2019.

CENTURY LOUISIANA, INC.
By:	/s/ JESSE. E. GARY
Jesse E. Gary
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JESSE E. GARY	President and Director (Principal Executive Officer)	May 7, 2019
Jesse E. Gary
/s/ CRAIG C. CONTI	Vice President and Director (Principal Financial Officer)	May 7, 2019
Craig C. Conti
/s/ ELISABETH INDRIANI	Global Controller (Principal Accounting Officer)	May 7, 2019
Elisabeth Indriani

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 7, 2019.

CENTURY MARKETER LLC
By:	/s/ JESSE. E. GARY
Jesse E. Gary
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JESSE E. GARY	President and Director (Principal Executive Officer)	May 7, 2019
Jesse E. Gary
/s/ CRAIG C. CONTI	Vice President and Director (Principal Financial Officer)	May 7, 2019
Craig C. Conti
/s/ ELISABETH INDRIANI	Global Controller (Principal Accounting Officer)	May 7, 2019
Elisabeth Indriani

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 7, 2019.

HANCOCK ALUMINUM LLC
By:	/s/ JESSE. E. GARY
Jesse E. Gary
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JESSE E. GARY	President and Director (Principal Executive Officer)	May 7, 2019
Jesse E. Gary
/s/ CRAIG C. CONTI	Vice President and Director (Principal Financial Officer)	May 7, 2019
Craig C. Conti
/s/ ELISABETH INDRIANI	Global Controller (Principal Accounting Officer)	May 7, 2019
Elisabeth Indriani

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 7, 2019.

METALSCO, LLC
By:	/s/ JESSE. E. GARY
Jesse E. Gary
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JESSE E. GARY	President and Director (Principal Executive Officer)	May 7, 2019
Jesse E. Gary
/s/ CRAIG C. CONTI	Vice President and Director (Principal Financial Officer)	May 7, 2019
Craig C. Conti
/s/ ELISABETH INDRIANI	Global Controller (Principal Accounting Officer)	May 7, 2019
Elisabeth Indriani

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 7, 2019.

MT. HOLLY COMMERCE PARK, LLC
By:	/s/ JESSE. E. GARY
Jesse E. Gary
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JESSE E. GARY	President and Director (Principal Executive Officer)	May 7, 2019
Jesse E. Gary
/s/ CRAIG C. CONTI	Vice President and Director (Principal Financial Officer)	May 7, 2019
Craig C. Conti
/s/ ELISABETH INDRIANI	Global Controller (Principal Accounting Officer)	May 7, 2019
Elisabeth Indriani

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 7, 2019.

NSA GENERAL PARTNERSHIP
By: Century Kentucky, Inc., Managing General Partner
By:	/s/ JESSE. E. GARY
Jesse E. Gary
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JESSE E. GARY	President and Director, Century Kentucky, Inc., Managing General Partner (Principal Executive Officer)	May 7, 2019
Jesse E. Gary
/s/ CRAIG C. CONTI	Vice President and Director, Century Kentucky, Inc., Managing General Partner (Principal Financial Officer)	May 7, 2019
Craig C. Conti
/s/ ELISABETH INDRIANI	Global Controller, Century Kentucky, Inc., Managing General Partner (Principal Accounting Officer)	May 7, 2019
Elisabeth Indriani

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 7, 2019.

SKYLINER, LLC
By:	/s/ JESSE. E. GARY
Jesse E. Gary
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JESSE E. GARY	President and Director (Principal Executive Officer)	May 7, 2019
Jesse E. Gary
/s/ CRAIG C. CONTI	Vice President and Director (Principal Financial Officer)	May 7, 2019
Craig C. Conti
/s/ ELISABETH INDRIANI	Global Controller (Principal Accounting Officer)	May 7, 2019
Elisabeth Indriani